                                UAM FUNDS

                                Annual Report


       --------------------------
          The TS&W Portfolios
--------------------------------------------------------------------------------
                                October 31, 1998












                                                        UAM
--------------------------------------------------------------------------------

UAM FUNDS                                                    THE TS&W PORTFOLIOS
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter........................................................   1
Performance Comparison
  Equity....................................................................   5
  Fixed Income..............................................................   6
  International Equity......................................................   7
Portfolio of Investments
  Equity....................................................................   8
  Fixed Income..............................................................  12
  International Equity......................................................  14
Statement of Assets and Liabilities.........................................  19
Statement of Operations.....................................................  20
Statement of Changes in Net Assets
  Equity....................................................................  21
  Fixed Income..............................................................  22
  International Equity......................................................  23
Financial Highlights
  Equity....................................................................  24
  Fixed Income..............................................................  25
  International Equity......................................................  26
Notes to Financial Statements...............................................  27
Report of Independent Accountants...........................................  35

--------------------------------------------------------------------------------

UAM FUNDS                                                   THE TS&W PORTFOLIOS
-------------------------------------------------------------------------------

November 16, 1998

Dear Shareholders:

We are pleased to provide you with our annual report for the year ending Octo-ber 31, 1998 on the UAM Funds' Portfolios managed by Thompson, Siegel & Walms-ley, Inc. (TS&W).

The Equity Portfolio's net asset value on October 31, 1998 was $95,336,169, the Fixed Income Portfolio's net asset value was $73,784,406 and the Interna-tional Equity Portfolio's net asset value was $116,969,426.

Participants in these Portfolios include the TS&W retirement plans, existing TS&W clients, and others seeking investment management direction from TS&W. We encourage many of our clients to pursue a balanced investment approach, util-izing a combination of these Portfolios to achieve their specific investment objectives.

The Portfolios are managed by the TS&W team of investment professionals util-izing the same investment philosophy and decision making process which has been in place at our firm for over two decades. We pursue a conservative ap-proach that emphasizes relative values in the selection of securities. We stress quality securities and a diversified approach in structuring portfo-lios.

Our decision making process focuses on top-down economic analysis; fundamental analysis of economic sectors, industries, and companies; and an analysis of absolute and relative values in the market. Our long-term goal is to achieve above-average results at below-average levels of risk over a complete economic or market cycle.

TS&W EQUITY PORTFOLIO
The TS&W Equity Portfolio had total net assets of $95,336,169 on October 31, 1998, with $84,377,529 (88.5% of net assets) invested in common stocks, and the remainder in cash reserves. For the year ended October 31, 1998, the Port-folio returned 9.23% versus the S&P 500 Index (the "Index") return of 22.01%. For the six month period ended October 31, 1998, the TS&W Equity Portfolio re-corded a 6.0% decline.

Financial market volatility increased dramatically in the six months since our last letter. Although the stock market, as measured by the Index, was down less than one percent between April 30 and October 31, 1998, the Index endured a decline of nearly twenty percent from its peak on July 17 to its low point on August 31. Other indices, most notably the Russell 2000 Index of small com-pany stocks, declined by an even greater amount in the most serious setback for US stocks since the third quarter of 1990. A sharp reversal in investor sentiment, triggered by a deteriorating outlook for global economic growth and weakening US corporate profits, led to net redemptions of more than $11 bil-lion from US stock funds in

UAM FUNDS                                                   THE TS&W PORTFOLIOS
-------------------------------------------------------------------------------

August, the first monthly net outflow from funds in nearly eight years. The global economic situation became sufficiently difficult by late September to prompt the Federal Reserve to reduce short-term interest rates in the US. When the central bank's widely anticipated action failed to restore investor confi-dence, the Fed moved again in mid October. This modest second action appeared to reassure market participants that a bear market, albeit one of the shortest and mildest in history, was thus ended. The ensuing rally in US stocks pushed the S&P 500 Index up by more than 8% for the month of October, the largest monthly increase since 1991, and the ninth-largest monthly gain in the last twenty years.

The market action of the past six months indicates that an extended period of unusually low stock market volatility in the US has come to a close. Rising volatility presents investors with both threats and opportunities. Although US stocks have recovered much of their losses from the late summer decline, we find little evidence that the fundamental outlook is significantly improved. TS&W does not expect a recession to develop in the United States, but we be-lieve that corporate profits will show little growth, or even a modest decline in 1999, and we believe that Wall Street earnings estimates for next year re-main too high. Stock prices, however, remain near all-time highs, especially for a handful of the largest stocks in the S&P 500 Index.

Interest rates, on the other hand, should continue to offer support to stock prices. As US economic growth slows, we expect interest rates to work lower. A lack of inflationary pressures throughout the economy gives the Federal Re-serve flexibility to continue bringing short term interest rates down in an effort to head off a business cycle contraction. These cross currents suggest that markets will continue to follow an erratic course in the months ahead, alternatively surging and slumping as global economic developments play out.

The TS&W Equity Portfolio continues to reflect our value-based investment phi-losophy. For example, our portfolio has an average price to earnings ratio of 20.4, an average price to book value ratio of 3.0 and an average dividend yield of 2.2%. This is significantly lower than the corresponding figures for the S&P 500 Index, which trades at 24.3 times earnings, 4.1 times book value, and yields just 1.6%. Over many years this approach has produced solid returns with below average volatility. Recent additions to the TS&W Equity Portfolio include consumer products companies Hershey Foods, Kimberly Clark, and General Motors, and insurers UNUM and Travelers Property Casualty.

TS&W FIXED INCOME PORTFOLIO

The TS&W Fixed Income Portfolio had total net assets of $73,784,406 on October 31, 1998. For the year ended October 31, 1998, the Portfolio return was 9.81%

UAM FUNDS                                                   THE TS&W PORTFOLIOS
-------------------------------------------------------------------------------

versus the Lehman Government/Corporate Index (the "Index") return of 10.28%.

Russia's moratorium on debt repayments, continued weakness in Southeast Asia, deterioration in Latin American economies and the collapse of a highly leveraged hedge fund captured the attention of capital markets in recent months. The confluence of events drained liquidity and sparked a dramatic flight to quality in fixed income markets in the last few weeks of our fiscal year. Driven by a preference for liquidity and safety, investors pushed long term Treasury rates to a record low 4.7% in early October. Intermediate rates also declined with the two year Treasury note touching 3.8%, the five year note reaching 4.0% and the ten year note yield dipping to 4.2%. The Federal Reserve reduced short term rates in late September and again in early October in response to a crisis atmosphere. These actions, combined with interest rate cuts in other markets, provided assurance that central banks are laboring to stabilize global financial markets.

The TS&W Fixed Income Portfolio ended the fiscal year with an average maturity of 8.9 years, and a duration of 5.3 years -- slightly shorter than the Index duration of 5.5 years. The Portfolio consisted of 37.7% Treasury issues, 48.7% corporate bonds, 11.9% agency securities, and 1.7% overnight funds. The aver-age rating was AA.

Our outlook for interest rates continues to be positive. We expect the US economy to experience slower growth in the year ahead, keeping concern about inflation at bay. The Federal Reserve is likely to continue on an expansionary monetary course, pushing short term interest rates lower in an effort to pre-serve US economic growth and provide a pathway for recovery to weakened emerg-ing markets. Lower interest rates and a healthy supply of credit, coupled with structural reforms in key markets such as Brazil and Japan, will eventually restore the global economy to a more normal growth trajectory.

TS&W INTERNATIONAL EQUITY PORTFOLIO

The TS&W International Equity Portfolio had total net assets of $116,969,426 on October 31, 1998. For the year ended October 31, 1998, the TS&W Interna-tional Equity Portfolio returned 2.67%. The Morgan Stanley Capital Interna-tional EAFE Index ("EAFE"), our benchmark index, rose 9.65% for that period.

The final quarter of the fiscal year was turbulent, reversing the trends of the previous nine months. Battered stock markets in Japan and other developed Asian countries rallied while the previously ebullient markets of Europe tum-bled during this quarter. For the year, Asia and Japan declined over 12% while Europe rose 23%. The fourth quarters numbers were 13.6% for Asia excluding Ja-pan, 0.6% for Japan, and -9.3% for Europe respectively.

UAM FUNDS                                                   THE TS&W PORTFOLIOS
-------------------------------------------------------------------------------


The ability of central banks to reduce interest rates without disturbing the exchange rate is a necessary precondition for economic revival in Asia. This was achieved during the quarter and led to the reversal of Asian markets. Lower US interest rates, a weaker US dollar, and the lack of further selling pressure were the enabling mechanisms. The dearth of good news over the previ-ous year and the shrunken size of Asian equity markets, exaggerated the impact of this encouraging event. It is still too early to invest aggressively in Asia, in our view, but the recent stability in currency and equity markets suggests that the economic and financial panic which gripped the region for much of the past year has subsided.

Europe's markets on the other hand, experienced substantial growth and buying interest during most of the year. Triggers for the final quarter sell off were the sequence of Russian economic crisis, worries about Brazil and other emerg-ing markets, and an unusually strong preference for quality. Risk premiums on bonds became extraordinarily large in relation to historical norms. The feed-back loop was completed when a huge US-based hedge fund encountered difficul-ties, and the Federal Reserve was forced to orchestrate a private sector res-cue plan.

At October 31, 1998, the portfolio is modestly overweighted in European stocks. While Europe is not immune to continued contraction in Asia, or the threat of a slower American economy, the exciting prospects of monetary union and economic restructuring remain. Relatively high unemployment rates suggest that further monetary easing is likely. Japan will remain underweighted in our portfolio until signs of change occur.

Respectfully submitted,

/s/ John T. Siegel, CFA

John T. Siegel, CFA
Managing Director
The investment results presented in the Adviser's letter represent past per-formance and should not be construed as a guarantee of future results. The in-vestment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their origi-nal cost. Since the Portfolios are actively managed, holdings are subject to change.


                        DEFINITION OF COMPARATIVE INDEX

The Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

Performance Comparison
================================================================================
        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE
                             TS&W EQUITY PORTFOLIO
                AND THE STANDARD & POOR'S 500 INDEX (S&P 500).

-----------------------------------
   AVERAGE ANNUAL TOTAL RETURN
 FOR PERIOD ENDED OCTOBER 31, 1998
-----------------------------------
 1 YEAR    5 YEAR   SINCE 7/17/92*
-----------------------------------
  9.23%    14.96%      13.70%
-----------------------------------

                           [LINE GRAPH APPEARS HERE]

  Date                 TS & W EQUITY PORTFOLIO                S&P 500 Index
  ----                 -----------------------                -------------
7/17/92*                        10,000                            10,000
10/31/92                         9,670                             9,945
10/31/93                        11,180                            11,428
10/31/94                        11,719                            11,869
10/31/95                        13,397                            15,004
10/31/96                        16,271                            18,617
10/31/97                        20,552                            24,593
10/31/98                        22,449                            30,006

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
 * Commencement of Operations
** Total return of the Portfolio reflects fees waived and expenses assumed by Affiliates. Without such waiver of fees and expenses assumed, total return would be lower.
 + The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.
++ For comparative purposes, the value of the S&P 500 Index on 7/31/92 is used as the beginning value on 7/17/92.
                      DEFINITION OF THE COMPARATIVE INDEX
The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.
Please note that one cannot invest in an unmanaged index.

Performance Comparison
================================================================================
        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE
                          TS&W FIXED INCOME PORTFOLIO
              AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX.

-----------------------------------
    AVERAGE ANNUAL TOTAL RETURN
 FOR PERIOD ENDED OCTOBER 31, 1998
-----------------------------------
 1 YEAR    5 YEAR   SINCE 7/17/92*
-----------------------------------
  9.81%     6.15%       6.88%**
-----------------------------------

                           [LINE GRAPH APPEARS HERE]

                                                     LEHMAN BROTHERS
  DATE      TS & W FIXED INCOME PORTFOLIO       GOVERNMENT/CORPORATE INDEX
  ----      -----------------------------       --------------------------
7/17/92*             10,000                               10,000
10/31/92             10,131                               10,071
10/31/93             11,277                               11,444
10/31/94             10,659                               10,913
10/31/95             12,231                               12,677
10/31/96             12,769                               13,360
10/31/97             13,842                               14,537
10/31/98             15,200                               16,031


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
* Commencement of Operations
** Total return of the Portfolio reflects fees waived and expenses assumed by Affiliates. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.
++ For comparative purposes, the value of the Lehman Brothers
   Government/Corporate Index on 7/31/92 is used as the beginning value on 7/17/92.

                      DEFINITION OF THE COMPARATIVE INDEX
The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.
Please note that one cannot invest in an unmanaged index.

Performance Comparison
================================================================================
        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE
                      TS&W INTERNATIONAL EQUITY PORTFOLIO
        AND THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX.

-----------------------------------
    AVERAGE ANNUAL TOTAL RETURN
 FOR PERIOD ENDED OCTOBER 31, 1998
-----------------------------------
 1 YEAR    5 YEAR   SINCE 12/18/92*
-----------------------------------
  2.67%     5.72%       8.97%**
-----------------------------------

                           [LINE GRAPH APPEARS HERE]


                                                      MORGAN STANLEY CAPITAL
  DATE    TS & W INTERNATIONAL EQUITY PORTFOLIO      INTERNATIONAL EAFE INDEX+
  ----    -------------------------------------      -------------------------
12/19/92                10,000                                10,000
10/31/93                12,540                                13,581
10/31/94                13,903                                14,915
10/31/95                13,749                                14,860
10/31/96                14,947                                16,416
10/31/97                16,134                                17,176
10/31/98                16,565                                18,833


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
 * Commencement of Operations
** Total return of the Portfolio reflects fees waived and expenses assumed by Affiliates. Without such waiver of fees and expenses assumed, total return would be lower.
 + The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.
++ For comparative purposes, the value of the Morgan Stanley Capital Interna-
   tional EAFE Index on 12/31/92 is used as the beginning value on 12/18/92.
                      DEFINITION OF THE COMPARATIVE INDEX
The Morgan Stanley Capital International EAFE Index is an unmanaged index composed of arithmetic, market value weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, and the Far East.
Please note that one cannot invest in an unmanaged index.

UAM FUNDS                                                  TS&W EQUITY PORTFOLIO
                                                 OCTOBER 31, 1998
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 88.5%

                                                             SHARES   VALUE+
                                                             ------ -----------
 AEROSPACE & DEFENSE - 2.5%
  Raytheon Co............................................... 41,110 $ 2,386,949
                                                                    -----------
 AUTOMOTIVE - 1.0%
  General Motors Corp....................................... 15,100     952,244
                                                                    -----------
 BANKS - 6.3%
  BankAmerica Corp.......................................... 51,500   2,958,031
  J.P. Morgan & Co.......................................... 20,000   1,885,000
  Union Planters Corp....................................... 24,500   1,137,719
                                                                    -----------
                                                                      5,980,750
                                                                    -----------
 BEVERAGES, FOOD & TOBACCO - 6.2%
  Bestfoods................................................. 34,000   1,853,000
  Hershey Foods Corp........................................ 25,000   1,695,312
  Procter & Gamble Co....................................... 27,000   2,399,625
                                                                    -----------
                                                                      5,947,937
                                                                    -----------
 CAPITAL EQUIPMENT - 4.3%
  Albany International Corp., Class A....................... 17,878     326,274
  Grainger (W.W.), Inc...................................... 40,000   1,842,500
  Raychem Corp.............................................. 62,400   1,907,100
                                                                    -----------
                                                                      4,075,874
                                                                    -----------
 COMMUNICATIONS - 2.2%
  *MCI WorldCom, Inc........................................ 37,565   2,075,466
                                                                    -----------
 CONSTRUCTION - 1.3%
  Ingersoll-Rand Co......................................... 25,300   1,277,650
                                                                    -----------
 CONSUMER CYCLICAL - 2.7%
  Masco Corp................................................ 89,840   2,532,365
                                                                    -----------
 CONSUMER STAPLES - 2.1%
  Unilever N.V.--New York Shares............................ 26,475   1,992,244
                                                                    -----------
 ELECTRONICS - 6.3%
  Electronic Data Systems Corp.............................. 44,000   1,790,250
  Hewlett-Packard Co........................................ 35,000   2,106,563
  Motorola, Inc............................................. 40,000   2,080,000
                                                                    -----------
                                                                      5,976,813
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  TS&W EQUITY PORTFOLIO
                                                           OCTOBER 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

                                                             SHARES   VALUE+
                                                             ------ -----------
 ENERGY - 5.9%
  Elf Aquitaine ADR......................................... 33,979 $ 1,970,782
  Schlumberger Ltd.......................................... 36,340   1,907,850
  Texaco, Inc............................................... 30,000   1,779,375
                                                                    -----------
                                                                      5,658,007
                                                                    -----------
 FINANCIAL SERVICES - 0.6%
  Citigroup, Inc............................................ 12,500     588,281
                                                                    -----------
 HEALTH CARE - 4.4%
  Johnson & Johnson......................................... 30,000   2,445,000
  Nationwide Health Properties, Inc......................... 75,000   1,729,687
                                                                    -----------
                                                                      4,174,687
                                                                    -----------
 INSURANCE - 5.6%
  Chubb Corp................................................ 35,500   2,183,250
  Travelers Property Casualty Corp., Class A................ 35,000   1,074,063
  UNUM Corp................................................. 47,500   2,110,781
                                                                    -----------
                                                                      5,368,094
                                                                    -----------
 LODGING & RESTAURANTS - 2.1%
  McDonald's Corp........................................... 30,000   2,006,250
                                                                    -----------
 MANUFACTURING - 2.3%
  Pall Corp................................................. 85,000   2,146,250
                                                                    -----------
 OIL & GAS - 5.4%
  Halliburton Co............................................ 80,050   2,876,797
  Unocal Corp............................................... 67,000   2,273,813
                                                                    -----------
                                                                      5,150,610
                                                                    -----------
 PAPER & PACKAGING - 1.3%
  Kimberly-Clark Corp....................................... 25,000   1,206,250
                                                                    -----------
 PHARMACEUTICALS - 7.4%
  American Home Products Corp............................... 53,180   2,592,525
  Merck & Co., Inc.......................................... 17,500   2,366,875
  Pharmacia & Upjohn, Inc................................... 40,000   2,117,500
                                                                    -----------
                                                                      7,076,900
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  TS&W EQUITY PORTFOLIO
                                                           OCTOBER 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
 REAL ESTATE INVESTMENT TRUSTS - 3.2%
  Equity Residential Properties Trust......................  33,072 $ 1,389,024
  Liberty Property Trust...................................  72,500   1,667,500
                                                                    -----------
                                                                      3,056,524
                                                                    -----------
 RETAIL - 1.9%
  *Toys "R' Us, Inc........................................  39,200     766,850
  Wal-Mart Stores, Inc.....................................  15,000   1,035,000
                                                                    -----------
                                                                      1,801,850
                                                                    -----------
 SERVICES - 2.5%
  Minnesota Mining & Manufacturing Co......................  30,100   2,408,000
                                                                    -----------
 TECHNOLOGY - 3.2%
  B.F. Goodrich Co.........................................  10,000     360,000
  Boeing Co................................................  30,000   1,125,000
  Corning, Inc.............................................  43,200   1,568,700
                                                                    -----------
                                                                      3,053,700
                                                                    -----------
 UTILITIES - 7.8%
  Dominion Resources, Inc..................................  47,650   2,200,834
  GTE Corp.................................................  45,000   2,640,938
  Pacificorp............................................... 138,600   2,642,062
                                                                    -----------
                                                                      7,483,834
                                                                    -----------
  TOTAL COMMON STOCKS (Cost $69,209,195)...........................  84,377,529
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 TS&W EQUITY PORTFOLIO
                                                OCTOBER 31, 1998
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 11.5%

                                                          FACE
                                                         AMOUNT      VALUE+
                                                       ----------- -----------
 REPURCHASE AGREEMENT - 11.5%
  Chase Securities, Inc. 4.90%, dated 10/30/98, due
   11/2/98, to be repurchased at $10,937,464,
   collateralized by $10,521,103 of various U.S.
   Treasury Notes, 5.375%-6.875%, due 5/31/99-2/15/04,
   valued at $10,933,146 (Cost $10,933,000)........... $10,933,000 $10,933,000
                                                                   -----------
  TOTAL INVESTMENTS - 100.0% (Cost $80,142,195) (a)...............  95,310,529
                                                                   -----------
  OTHER ASSETS AND LIABILITIES (NET) - 0.0%.......................      25,640
                                                                   -----------
  NET ASSETS - 100%............................................... $95,336,169
                                                                   ===========

   +See Note A to Financial Statements.
   *Non-Income Producing Security
ADRAmerican Depositary Receipt
  (a) The cost for federal income tax purposes was $80,197,095. At October 31, 1998, net unrealized appreciation for all securities based on tax cost was $15,113,434. This consisted of aggregate gross unrealized apprecia-tion for all securities of $16,667,233 and aggregate gross unrealized depreciation for all securities of $1,553,799.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            TS&W FIXED INCOME PORTFOLIO
                                                     OCTOBER 31, 1998
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
U.S. GOVERNMENT SECURITIES - 37.7%

                                                            FACE
                                                           AMOUNT     VALUE+
                                                         ---------- -----------
 U.S. TREASURY BONDS - 16.8%
  6.25%, 8/15/23........................................ $3,000,000 $ 3,357,230
  7.125%, 2/15/23.......................................  3,525,000   4,350,752
  8.125%, 8/15/19.......................................  3,490,000   4,666,651
                                                                    -----------
                                                                     12,374,633
                                                                    -----------
 U.S. TREASURY NOTES - 20.9%
  6.25%, 8/31/00-2/15/03................................  5,735,000   6,027,083
  6.375%, 7/15/99.......................................  2,000,000   2,026,532
  6.50%, 8/15/05........................................  3,000,000   3,349,064
  6.875%, 5/15/06.......................................  3,500,000   4,007,137
                                                                    -----------
                                                                     15,409,816
                                                                    -----------
  TOTAL U.S. GOVERNMENT SECURITIES (Cost $24,631,477)..............  27,784,449
                                                                    -----------

 AGENCY SECURITIES - 11.9%
 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 9.9%
  5.75%, 4/15/03........................................  1,500,000   1,559,525
  6.00%, 5/15/08........................................  1,750,000   1,855,522
  6.50%, 2/1/03.........................................  2,001,791   2,026,813
  7.00%, 3/1/11.........................................  1,843,327   1,880,194
                                                                    -----------
                                                                      7,322,054
                                                                    -----------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.0%
  7.50%, 1/15/07-12/15/22...............................  1,410,198   1,452,064
  12.50%, 11/15/13......................................      5,460       6,381
                                                                    -----------
                                                                      1,458,445
                                                                    -----------
  TOTAL AGENCY SECURITIES (Cost $8,640,099)........................   8,780,499
                                                                    -----------

 CORPORATE OBLIGATIONS - 48.7%
 BEVERAGES, FOOD & TOBACCO - 4.3%
  Phillip Morris Cos., Inc. 7.25%, 9/15/01..............  3,000,000   3,161,250
                                                                    -----------
 ENERGY - 4.2%
  Enron Corp. 6.625%, 11/15/05..........................  3,000,000   3,112,500
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           TS&W FIXED INCOME PORTFOLIO
                                       OCTOBER 31, 1998
-------------------------------------------------------------------------------

CORPORATE OBLIGATIONS - CONTINUED

                                                           FACE
                                                          AMOUNT     VALUE+
                                                        ---------- -----------
 FINANCIAL SERVICES - 14.7%
  CIT Group Holdings 6.375%, 8/1/02...................  $3,000,000 $ 3,082,500
  Countrywide Funding Corp. 8.25%, 7/15/02............   2,000,000   2,135,000
  Ford Motor Credit Co. 7.00%, 9/25/01................   3,000,000   3,120,000
  Lehman Brothers, Inc. 7.125%, 7/15/02...............   2,500,000   2,503,125
                                                                   -----------
                                                                    10,840,625
                                                                   -----------
 INDUSTRIAL - 12.1%
  Caliber System Corp. 7.80%, 8/1/06..................   2,500,000   2,687,500
  Caterpillar, Inc. 6.625%, 7/15/28...................     750,000     739,688
  Eaton Corp:
  7.625%, 4/1/24......................................     750,000     839,062
  8.875%, 6/15/19.....................................     775,000     959,698
  TRW, Inc. 6.65%, 1/15/28............................   1,000,000     987,310
  WMX Technologies, Inc. 6.25%, 10/15/00..............   2,625,000   2,687,344
                                                                   -----------
                                                                     8,900,602
                                                                   -----------
 TELECOMMUNICATIONS - 4.9%
  MCI Worldcom, Inc. 6.25%, 8/15/03...................   3,500,000   3,626,875
                                                                   -----------
 TRANSPORTATION - 8.5%
  CSX Corp. 7.45%, 5/1/07.............................   2,500,000   2,706,250
  General Motors Co. 6.25%, 5/1/05....................   3,500,000   3,609,375
                                                                   -----------
                                                                     6,315,625
                                                                   -----------
  TOTAL CORPORATE OBLIGATIONS (Cost $35,160,377)..................  35,957,477
                                                                   -----------

 SHORT-TERM INVESTMENTS - 1.7%
 REPURCHASE AGREEMENT - 1.7%
  Chase Securities, Inc. 4.90%, dated 10/31/98, due
   11/2/98, to be repurchased at $1,252,511,
   collateralized by $1,204,831 of various U.S.
   Treasury Notes, 5.375%-6.875%, due 5/31/99-2/15/04,
   valued at $1,252,017 (Cost $1,252,000).............   1,252,000   1,252,000
                                                                   -----------
 TOTAL INVESTMENTS - 100.0% (Cost $69,683,953) (a)................  73,774,425
                                                                   -----------
 OTHER ASSETS AND LIABILITIES (NET) - 0.0%........................       9,981
                                                                   -----------
 NET ASSETS - 100%................................................ $73,784,406
                                                                   ===========

 + See Note A to Financial Statements.
(a) The cost for federal income tax purposes was $69,689,832. At October 31, 1998, net unrealized appreciation for all securities based on tax cost was $4,084,593. This consisted of aggregate gross unrealized appreciation for all securities of $4,107,565 and aggregate gross unrealized depreciation for all securities of $22,972.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    TS&W INTERNATIONAL EQUITY PORTFOLIO
                                             OCTOBER 31, 1998
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 80.1%

                                                            SHARES    VALUE+
                                                            ------- -----------
 ARGENTINA - 1.4%
  YPF S.A. ADR.............................................  58,000 $ 1,678,375
                                                                    -----------
 AUSTRALIA - 2.0%
  Brambles Industries Ltd. ................................ 106,000   2,325,454
                                                                    -----------
 DENMARK - 1.6%
  Novo Nordisk A/S, Class B................................  16,000   1,866,311
                                                                    -----------
 FINLAND - 1.5%
  Instrumentarium Group, Class A...........................  37,000   1,724,514
                                                                    -----------
 FRANCE - 8.9%
  Alcatel Alsthom..........................................  13,000   1,447,354
  AXA-UAP..................................................  15,500   1,750,782
  Cap Gemini Sogeti S.A....................................   8,000   1,201,482
  Castorama Dubois.........................................   5,000     891,219
  Elf Aquitaine S.A........................................  12,463   1,441,366
  Paribas..................................................  24,000   1,762,941
  Valeo S.A................................................  22,115   1,913,255
                                                                    -----------
                                                                     10,408,399
                                                                    -----------
 GERMANY - 8.4%
  Adidas AG................................................  12,000   1,404,949
  BHW Holding AG........................................... 100,000   1,617,381
  Deutsche Lufthansa AG.................................... 100,000   2,172,601
  Mannesmann AG............................................  31,810   3,129,167
  Veba AG..................................................  28,000   1,563,066
                                                                    -----------
                                                                      9,887,164
                                                                    -----------
 HONG KONG - 3.0%
  HSBC Holdings plc........................................  76,518   1,753,754
  Hutchison Whampoa Ltd. .................................. 250,000   1,791,594
                                                                    -----------
                                                                      3,545,348
                                                                    -----------
 ISRAEL - 0.8%
  *Scitex Corp., Ltd. ..................................... 100,000     887,500
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    TS&W INTERNATIONAL EQUITY PORTFOLIO
                                             OCTOBER 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
 JAPAN - 4.6%
  #NTT Mobile Communication Network, Inc. .................      25 $   902,813
  Ricoh Co., Ltd. ......................................... 142,000   1,199,777
  Riso Kagaku..............................................  27,200   1,528,221
  Takefuji Corp. ..........................................  32,000   1,704,581
                                                                    -----------
                                                                      5,335,392
                                                                    -----------
 MEXICO - 1.5%
  *Banacci, Class B........................................ 600,000     623,824
  Panamerica Beverages, Inc., Class A......................  56,000   1,134,000
                                                                    -----------
                                                                      1,757,824
                                                                    -----------
 NETHERLANDS - 5.4%
  *ASM Lithograhy Holding N.V. ............................  50,000   1,266,973
  ING Groep N.V. ..........................................  36,433   1,760,688
  Philips Electronics N.V. ................................  24,000   1,275,313
  Vedior N.V. .............................................  80,000   2,035,710
                                                                    -----------
                                                                      6,338,684
                                                                    -----------
 NORWAY - 1.4%
  *Petroleum Geo-Services ASA..............................  80,000   1,699,323
                                                                    -----------
 SINGAPORE - 1.9%
  Clipsal Industries Ltd. ................................. 329,000     309,260
  Datacraft Asia Ltd. ..................................... 600,000   1,932,000
                                                                    -----------
                                                                      2,241,260
                                                                    -----------
 SPAIN - 3.6%
  ENDESA...................................................  91,200   2,298,289
  Repsol S.A. ADR..........................................  39,000   1,950,000
                                                                    -----------
                                                                      4,248,289
                                                                    -----------
 SWEDEN - 9.2%
  Assa Abloy AB, Class B...................................  39,700   1,581,106
  Ericsson (LM) ADR........................................  55,000   1,244,375
  Europolitans Holdings AB.................................   9,850     851,432
  Getinge Industrier AB, Class B...........................  71,200   1,094,136
  Scandic Hotels AB........................................  71,000   2,318,509
  Sparbanken Sverige AB, Class A...........................  75,000   2,031,336
  Tornet Fastighets AB..................................... 125,000   1,600,738
                                                                    -----------
                                                                     10,721,632
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    TS&W INTERNATIONAL EQUITY PORTFOLIO
                                             OCTOBER 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

                                                        SHARES       VALUE+
                                                    -------------- -----------
 SWITZERLAND - 5.1%
  Credit Suisse Group (Registered).................         12,000 $ 1,843,192
  Roche Holding AG, Genusschein....................            215   2,505,532
  Sika Finanz AG (Bearer)..........................          5,000   1,633,722
                                                                   -----------
                                                                     5,982,446
                                                                   -----------
 UNITED KINGDOM - 19.8%
  Avis Europe plc..................................        400,000   1,746,608
  First Leisure Corp. plc..........................        250,000     782,126
  *Flextech plc....................................        183,000   1,714,486
  Geest plc........................................        375,000   2,948,656
  Misys plc........................................        250,000   1,752,463
  Norwich Union plc................................        265,000   1,888,645
  Psion plc........................................        290,000   2,401,586
  Railtrack Group plc..............................         89,000   2,389,792
  Rolls-Royce plc..................................        418,556   1,544,035
  RTZ Corp. plc (Registered).......................        154,227   1,870,654
  TI Group plc.....................................        179,165   1,067,083
  TransTec plc.....................................        740,000     557,108
  Unilever plc.....................................        244,000   2,449,266
                                                                   -----------
                                                                    23,112,508
                                                                   -----------
  TOTAL COMMON STOCKS (Cost $74,289,108)..........................  93,760,423
                                                                   -----------

 CONVERTIBLE BONDS - 4.3%
                                                         FACE
                                                        AMOUNT
                                                    --------------
 JAPAN - 2.7%
  Credit Saison Co., Ltd., Series 1, 0.50%,
   3/31/03......................................... JPY140,000,000   1,573,169
  Sony Corp., Series 4, 1.40%, 3/31/05.............    165,000,000   1,549,794
                                                                   -----------
                                                                     3,122,963
                                                                   -----------
 SWITZERLAND - 1.6%
  Novartis AG 2.00%, 10/6/02.......................     $1,100,000   1,889,250
                                                                   -----------
  TOTAL CONVERTIBLE BONDS (Cost $4,352,444).......................   5,012,213
                                                                   -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   TS&W INTERNATIONAL EQUITY PORTFOLIO
                            OCTOBER 31, 1998
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 9.6%

                                                         FACE
                                                        AMOUNT       VALUE+
                                                      ----------- ------------
 REPURCHASE AGREEMENT - 9.6%
  Chase Securities, Inc. 4.90%, dated 10/31/98, due
   11/2/98, to be repurchased at $11,184,565,
   collateralized by $10,758,797 of various U.S.
   Treasury Notes, 5.375%-6.875%, due 5/31/99-
   2/15/04, valued at $11,180,150 (Cost
   $11,180,000)...................................... $11,180,000 $ 11,180,000
                                                                  ------------
  TOTAL INVESTMENTS - 94.0% (Cost $89,821,552) (a)...............  109,952,636
                                                                  ------------
  OTHER ASSETS AND LIABILITIES (NET) - 6.0%......................    7,016,790
                                                                  ------------
  NET ASSETS - 100%.............................................. $116,969,426
                                                                  ============

   +See Note A to Financial Statements.
   *Non-Income Producing Security
   #144A Security-Certain conditions for public sales may exist.
ADRAmerican Depositary Receipt
CHFSwiss Franc
JPYJapanese Yen
  (a) The cost for federal income tax purposes was $89,821,552. At October 31, 1998, net unrealized appreciation for all securities based on tax cost was $20,131,084. This consisted of aggregate gross unrealized appreciation for all securities of $26,147,258 and aggregate gross unrealized depreciation for all securities of $6,016,174.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    TS&W INTERNATIONAL EQUITY PORTFOLIO
                                             OCTOBER 31, 1998
--------------------------------------------------------------------------------

  At October 31, 1998 sector diversification of the Portfolio was as follows:

                                                               % OF
                                                               NET       MARKET
                                                              ASSETS     VALUE
SECTOR DIVERSIFICATION (UNAUDITED)                            ------  ------------
 Aerospace & Defense........................................    1.3%  $  1,544,035
 Banks......................................................    5.3      6,252,106
 Beverages, Food & Tobacco..................................    3.5      4,082,656
 Broadcasting & Publishing..................................    1.5      1,714,486
 Capital Equipment..........................................    1.0      1,199,777
 Communications.............................................    1.2      1,447,354
 Construction...............................................    1.4      1,633,722
 Consumer Cyclical..........................................    1.2      1,404,949
 Consumer Non-Durables......................................    2.1      2,449,266
 Electronics................................................    3.2      3,708,108
 Energy.....................................................    4.3      5,069,741
 Entertainment & Leisure....................................    0.7        782,126
 Financial Services.........................................    7.3      8,547,321
 Health Care................................................    4.5      5,324,182
 Home Furnishings & Appliances..............................    3.1      3,676,899
 Industrial.................................................    3.0      3,463,049
 Insurance..................................................    4.6      5,400,116
 Lodging & Restaurants......................................    2.0      2,318,508
 Machine....................................................    3.1      3,686,275
 Manufacturing..............................................    1.4      1,581,106
 Metals.....................................................    1.6      1,870,654
 Multi-Industry.............................................    2.4      2,858,677
 Office Equipment...........................................    1.3      1,528,221
 Oil & Gas..................................................    1.5      1,699,323
 Pharmaceuticals............................................    1.6      1,866,311
 Real Estate Investment Trusts..............................    1.4      1,600,738
 Repurchase Agreement.......................................    9.6     11,180,000
 Retail.....................................................    1.5      1,746,608
 Services...................................................    7.0      8,206,329
 Telecommunications.........................................    3.2      3,686,246
 Transportation.............................................    3.9      4,562,392
 Utilities..................................................    3.3      3,861,355
                                                              -----   ------------
  TOTAL INVESTMENTS.........................................   94.0%  $109,952,636
 OTHER ASSETS AND LIABILITIES (NET).........................    6.0      7,016,790
                                                              -----   ------------
  NET ASSETS................................................  100.0%  $116,969,426
                                                              =====   ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                    THE TS&W PORTFOLIOS
                                                             OCTOBER 31, 1998
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

                                                        TS&W          TS&W
                                            TS&W        FIXED     INTERNATIONAL
                                           EQUITY      INCOME        EQUITY
                                          PORTFOLIO   PORTFOLIO     PORTFOLIO
                                         ----------- -----------  -------------
 ASSETS
 Investments, at Cost..................  $80,142,195 $69,683,953  $ 89,821,552
                                         =========== ===========  ============
 Investments, at Value (Including
  Repurchase Agreements of $10,933,000,
  $1,252,000 and $11,180,000,
  respectively)........................  $95,310,529 $73,774,425  $109,952,636
 Foreign Currency, at Value (Cost
  $35,452).............................          --          --         36,813
 Cash..................................          254         595           --
 Receivable for Investments Sold.......       14,820   1,986,035     1,929,910
 Dividends Receivable..................      114,283         --         77,892
 Receivable for Portfolio Shares Sold..        1,193      17,937     6,987,751
 Foreign Withholding Tax Reclaim
  Receivable...........................          --          --         71,737
 Interest Receivable...................        2,976   1,172,724         6,608
 Other Assets..........................        1,936       1,437         2,528
                                         ----------- -----------  ------------
  Total Assets.........................   95,445,991  76,953,153   119,065,875
                                         ----------- -----------  ------------
 LIABILITIES
 Payable for Investments Purchased.....          --    2,762,068           --
 Payable for Investment Advisory Fees--
  Note B...............................       58,008      29,353        88,669
 Payable for Administrative Fees--Note
  C....................................       19,515      14,058        18,043
 Payable for Custodian Fees--Note D....        2,606       1,993        32,628
 Payable to Custodian Bank--Note D.....          --          --      1,929,524
 Payable for Account Services Fees--
  Note F...............................        2,268         695           525
 Payable for Directors' Fees--Note G...          805         757           860
 Payable for Dividends.................          --      336,202           --
 Other Liabilities.....................       26,620      23,621        26,200
                                         ----------- -----------  ------------
  Total Liabilities....................      109,822   3,168,747     2,096,449
                                         ----------- -----------  ------------
 NET ASSETS............................  $95,336,169 $73,784,406  $116,969,426
                                         =========== ===========  ============
 NET ASSETS CONSIST OF:
 Paid in Capital.......................  $72,671,689 $68,828,170  $ 98,228,506
 Undistributed Net Investment Income
  (Loss)...............................      202,316     (25,506)      106,692
 Accumulated Net Realized Gain (Loss)..    7,293,830     891,270    (1,498,909)
 Unrealized Appreciation...............   15,168,334   4,090,472    20,133,137
                                         ----------- -----------  ------------
 NET ASSETS............................  $95,336,169 $73,784,406  $116,969,426
                                         =========== ===========  ============
 INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001
  par value) (Authorized 25,000,000)...    6,417,956   6,730,400     7,744,265
 NET ASSET VALUE, Offering and
  Redemption Price Per Share...........       $14.85      $10.96        $15.10
                                         =========== ===========  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            THE TS&W PORTFOLIOS
                                                     YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                           TS&W        TS&W
                                               TS&W       FIXED    INTERNATIONAL
                                              EQUITY      INCOME      EQUITY
                                            PORTFOLIO   PORTFOLIO    PORTFOLIO
                                            ----------  ---------- -------------
 INVESTMENT INCOME
 Dividends................................  $2,003,180  $      --   $ 1,854,952
 Interest.................................     626,156   4,436,660      389,516
 Less: Foreign Taxes Withheld.............         --          --      (185,762)
                                            ----------  ----------  -----------
  Total Income............................   2,629,336   4,436,660    2,058,706
                                            ----------  ----------  -----------
 EXPENSES
 Investment Advisory Fees--Note B.........     740,063     323,555    1,187,016
 Administrative Fees--Note C..............     160,193     114,616      188,363
 Custodian Fees--Note D...................      10,206       9,458      122,691
 Account Services Fees--Note F............       9,939       4,480        2,325
 Directors' Fees--Note G..................       3,595       3,239        3,842
 Audit Fees...............................      14,005      14,510       14,923
 Legal Fees...............................       6,229       4,427        8,500
 Printing Fees............................       8,813       8,486        8,899
 Registration and Filing Fees.............      14,392      13,874       13,708
 Shareholder Servicing Fees...............       1,196         610        1,940
 Other Expenses...........................      10,967       9,518       13,880
                                            ----------  ----------  -----------
  Net Expenses Before Expense Offset......     979,598     506,773    1,566,087
 Expense Offset---Note A..................      (2,439)        --        (1,119)
                                            ----------  ----------  -----------
  Net Expenses After Expense Offset.......     977,159     506,773    1,564,968
                                            ----------  ----------  -----------
 NET INVESTMENT INCOME....................   1,652,177   3,929,887      493,738
                                            ----------  ----------  -----------
 NET REALIZED GAIN (LOSS) ON:
  Investments.............................   7,412,841     985,973   (1,481,429)
  Foreign Exchange Transactions...........         --          --      (341,336)
                                            ----------  ----------  -----------
 TOTAL NET REALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN EXCHANGE
  TRANSACTIONS............................   7,412,841     985,973   (1,822,765)
                                            ----------  ----------  -----------
 NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments.............................      72,015   1,922,171    4,938,156
  Foreign Exchange Translations...........         --          --        23,613
                                            ----------  ----------  -----------
 TOTAL NET CHANGE IN UNREALIZED
  APPRECATION/DEPRECIATION................      72,015   1,922,171    4,961,769
                                            ----------  ----------  -----------
 NET GAIN ON INVESTMENTS AND FOREIGN
  EXCHANGE TRANSACTIONS...................   7,484,856   2,908,144    3,139,004
                                            ----------  ----------  -----------
 NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS..............................  $9,137,033  $6,838,031  $ 3,632,742
                                            ==========  ==========  ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  TS&W EQUITY PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                       YEAR ENDED   YEAR ENDED
                                                      OCTOBER 31,   OCTOBER 31,
                                                          1998         1997
                                                      ------------  -----------
 INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
  Net Investment Income.............................  $  1,652,177  $ 1,565,390
  Net Realized Gain.................................     7,412,841   16,195,514
  Net Change in Unrealized
   Appreciation/Depreciation........................        72,015    2,896,650
                                                      ------------  -----------
  Net Increase in Net Assets Resulting from
   Operations.......................................     9,137,033   20,657,554
                                                      ------------  -----------
 DISTRIBUTIONS:
  Net Investment Income.............................    (1,486,085)  (1,548,754)
  Net Realized Gain.................................   (16,324,477)  (6,706,841)
                                                      ------------  -----------
  Total Distributions...............................   (17,810,562)  (8,255,595)
                                                      ------------  -----------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued............................................    10,212,247    9,013,129
  In Lieu of Cash Distributions.....................    16,649,300    7,810,103
  Redeemed..........................................   (18,433,583) (15,197,710)
                                                      ------------  -----------
  Net Increase from Capital Share Transactions......     8,427,964    1,625,522
                                                      ------------  -----------
  Total Increase (Decrease).........................      (245,565)  14,027,481
 NET ASSETS:
  Beginning of Period...............................    95,581,734   81,554,253
                                                      ------------  -----------
  End of Period (including undistributed net
   investment income of $202,316 and $163,142,
   respectively)....................................  $ 95,336,169  $95,581,734
                                                      ============  ===========
 (1) Shares Issued and Redeemed:
  Issued............................................       679,379      578,626
  In Lieu of Cash Distributions.....................     1,154,833      559,828
  Redeemed..........................................    (1,202,471)    (983,929)
                                                      ------------  -----------
                                                           631,741      154,525
                                                      ============  ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            TS&W FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                       YEAR ENDED   YEAR ENDED
                                                      OCTOBER 31,   OCTOBER 31,
                                                          1998         1997
                                                      ------------  -----------
 INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
  Net Investment Income.............................  $  3,929,887  $ 3,680,206
  Net Realized Gain.................................       985,973       48,016
  Net Change in Unrealized
   Appreciation/Depreciation........................     1,922,171    1,493,638
                                                      ------------  -----------
  Net Increase in Net Assets Resulting from
   Operations.......................................     6,838,031    5,221,860
                                                      ------------  -----------
 DISTRIBUTIONS:
  Net Investment Income.............................    (3,913,808)  (3,668,126)
  In Excess of Net Investment Income................       (16,079)     (12,080)
                                                      ------------  -----------
  Total Distributions...............................    (3,929,887)  (3,680,206)
                                                      ------------  -----------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued............................................    10,448,967    9,167,888
  In Lieu of Cash Distributions.....................     3,486,191    3,572,636
  Redeemed..........................................   (11,045,548)  (7,987,804)
                                                      ------------  -----------
  Net Increase from Capital Share Transactions......     2,889,610    4,752,720
                                                      ------------  -----------
  Total Increase....................................     5,797,754    6,294,374
 NET ASSETS:
  Beginning of Period...............................    67,986,652   61,692,278
                                                      ------------  -----------
  End of Period (including distributions in excess
   of net investment income of $(25,506) and
   $(18,624), respectively).........................  $ 73,784,406  $67,986,652
                                                      ============  ===========
 (1) Shares Issued and Redeemed:
  Issued............................................       980,239      892,974
  In Lieu of Cash Distributions.....................       325,926      347,371
  Redeemed..........................................    (1,028,683)    (775,004)
                                                      ------------  -----------
                                                           277,482      465,341
                                                      ============  ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    TS&W INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED    YEAR ENDED
                                                     OCTOBER 31,   OCTOBER 31,
                                                         1998          1997
                                                     ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
  Net Investment Income............................  $    493,738  $    551,849
  Net Realized Gain (Loss).........................    (1,822,765)    2,555,268
  Net Change in Unrealized
   Appreciation/Depreciation.......................     4,961,769     5,073,444
                                                     ------------  ------------
  Net Increase in Net Assets Resulting from
   Operations......................................     3,632,742     8,180,561
                                                     ------------  ------------
 DISTRIBUTIONS:
  Net Investment Income............................      (588,510)     (808,398)
  Net Realized Gain................................    (1,352,776)     (639,370)
  In Excess of Net Realized Gain...................    (1,170,461)          --
                                                     ------------  ------------
  Total Distributions..............................    (3,111,747)   (1,447,768)
                                                     ------------  ------------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued...........................................    54,000,482    51,429,847
  In Lieu of Cash Distributions....................     3,031,556     1,434,895
  Redeemed.........................................   (56,083,980)  (47,436,454)
                                                     ------------  ------------
  Net Increase from Capital Share Transactions.....       948,058     5,428,288
                                                     ------------  ------------
  Total Increase...................................     1,469,053    12,161,081
 NET ASSETS:
  Beginning of Period..............................   115,500,373   103,339,292
                                                     ------------  ------------
  End of Period (including undistributed net
   investment income of $106,692 and $529,912,
   respectively)...................................  $116,969,426  $115,500,373
                                                     ============  ============
 (1) Shares Issued and Redeemed:
  Issued...........................................     3,472,804     3,212,502
  In Lieu of Cash Distributions....................       210,818       100,342
  Redeemed.........................................    (3,565,663)   (2,951,613)
                                                     ------------  ------------
                                                          117,959       361,231
                                                     ============  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  TS&W EQUITY PORTFOLIO
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            YEARS ENDED OCTOBER 31,
                                    -------------------------------------------
                                     1998     1997     1996     1995     1994
                                    -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF
 PERIOD...........................  $ 16.52  $ 14.48  $ 12.47  $ 11.23  $ 11.02
                                    -------  -------  -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income............     0.26     0.27     0.26     0.23     0.19
 Net Realized and Unrealized
  Gain............................     1.14     3.25     2.34     1.34     0.33
                                    -------  -------  -------  -------  -------
 Total From Investment
  Operations......................     1.40     3.52     2.60     1.57     0.52
                                    -------  -------  -------  -------  -------
DISTRIBUTIONS
 Net Investment Income............    (0.24)   (0.27)   (0.26)   (0.22)   (0.18)
 Net Realized Gain................    (2.83)   (1.21)   (0.33)   (0.11)   (0.13)
                                    -------  -------  -------  -------  -------
 Total Distributions..............    (3.07)   (1.48)   (0.59)   (0.33)   (0.31)
                                    -------  -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD....  $ 14.85  $ 16.52  $ 14.48  $ 12.47  $ 11.23
                                    =======  =======  =======  =======  =======
TOTAL RETURN......................     9.23%   26.31%   21.45%   14.32%    4.82%
                                    =======  =======  =======  =======  =======
RATIO AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)......................  $95,336  $95,582  $81,554  $60,352  $38,379
Ratio of Expenses to Average Net
 Assets...........................     0.99%    0.99%    1.01%    1.01%    1.10%
Ratio of Net Investment Income to
 Average Net Assets...............     1.67%    1.72%    1.93%    2.04%    1.74%
Portfolio Turnover Rate...........       63%      42%      40%      17%      23%
Ratio of Expenses to Average Net
 Assets Including Expense
 Offsets..........................     0.99%    0.99%    1.01%    0.99%     N/A

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            TS&W FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           YEARS ENDED OCTOBER 31,
                                   -------------------------------------------
                                    1998     1997     1996     1995     1994
                                   -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF
 PERIOD..........................  $ 10.54  $ 10.30  $ 10.42  $  9.60  $ 10.75
                                   -------  -------  -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...........     0.59     0.59     0.56     0.56     0.47
 Net Realized and Unrealized Gain
  (Loss).........................     0.42     0.24    (0.12)    0.82    (1.05)
                                   -------  -------  -------  -------  -------
 Total From Investment
  Operations.....................     1.01     0.83     0.44     1.38    (0.58)
                                   -------  -------  -------  -------  -------
DISTRIBUTIONS
 Net Investment Income...........    (0.59)   (0.59)   (0.56)   (0.56)   (0.47)
 Net Realized Gain...............      --       --       --       --     (0.10)
                                   -------  -------  -------  -------  -------
 Total Distributions.............    (0.59)   (0.59)   (0.56)   (0.56)   (0.57)
                                   -------  -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD...  $ 10.96  $ 10.54  $ 10.30  $ 10.42  $  9.60
                                   =======  =======  =======  =======  =======
TOTAL RETURN.....................     9.81%    8.40%    4.40%   14.73%   (5.46)%
                                   =======  =======  =======  =======  =======
RATIO AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands).....................  $73,784  $67,987  $61,692  $46,677  $32,118
Ratio of Expenses to Average Net
 Assets..........................     0.71%    0.72%    0.77%    0.76%    1.02%
Ratio of Net Investment Income to
 Average Net Assets..............     5.48%    5.79%    5.50%    5.56%    4.73%
Portfolio Turnover Rate..........       48%      36%      59%      25%      27%
Ratio of Expenses to Average Net
 Assets Including Expense
 Offsets.........................     0.71%    0.72%    0.77%    0.75%     N/A

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    TS&W INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          YEARS ENDED OCTOBER 31,
                                 ----------------------------------------------
                                   1998      1997      1996     1995     1994
                                 --------  --------  --------  -------  -------
NET ASSET VALUE, BEGINNING OF
 PERIOD........................  $  15.14  $  14.22  $  13.22  $ 13.85  $ 12.54
                                 --------  --------  --------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income.........      0.06      0.07      0.10     0.13     0.07
 Net Realized and Unrealized
  Gain (Loss)..................      0.32      1.05      1.04    (0.31)    1.29
                                 --------  --------  --------  -------  -------
 Total From Investment
  Operations...................      0.38      1.12      1.14    (0.18)    1.36
                                 --------  --------  --------  -------  -------
DISTRIBUTIONS
 Net Investment Income.........     (0.08)    (0.11)    (0.14)   (0.09)   (0.05)
 Net Realized Gain.............     (0.18)    (0.09)      --     (0.36)     --
 In Excess of Net Realized
  Gain.........................     (0.16)      --        --       --       --
                                 --------  --------  --------  -------  -------
 Total Distributions...........     (0.42)    (0.20)    (0.14)   (0.45)   (0.05)
                                 --------  --------  --------  -------  -------
NET ASSET VALUE, END OF
 PERIOD........................  $  15.10  $  15.14  $  14.22  $ 13.22  $ 13.85
                                 ========  ========  ========  =======  =======
TOTAL RETURN...................      2.67%     7.94%     8.71%    1.11%   10.87%
                                 ========  ========  ========  =======  =======
RATIO AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)...................  $116,969  $115,500  $103,339  $77,553  $49,362
Ratio of Expenses to Average
 Net Assets....................      1.32%     1.30%     1.35%    1.32%    1.38%
Ratio of Net Investment Income
 to Average Net Assets.........      0.42%     0.47%     0.84%    1.29%    0.70%
Portfolio Turnover Rate........        28%       45%       25%      23%      30%
Ratio of Expenses to Average
 Net Assets Including Expense
 Offsets.......................      1.32%     1.30%     1.34%    1.30%     N/A

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                   THE TS&W PORTFOLIOS
-------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At October 31, 1998, the UAM Funds were com-prised of forty-six active portfolios. The financial statements of the remain-ing portfolios are presented separately. The objectives of the Portfolios are as follows:

  TS&W EQUITY PORTFOLIO seeks to provide maximum long-term total return con-sistent with reasonable risk to principal, by investing in a diversified port-folio of common stocks of relatively large companies.

  TS&W FIXED INCOME PORTFOLIO seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in in-vestment grade fixed income securities of varying maturities.

  TS&W INTERNATIONAL EQUITY PORTFOLIO seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing in a diver-sified portfolio of common stocks of primarily non-United States issuers on a world-wide basis.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may re-quire management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Investments for which market quotations are read-ily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the last reported bid price. Fixed income securities are stated on the basis of valuation provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from deal-ers, market transactions in comparable securities and various relation-ships between securities in determining

UAM FUNDS                                                   THE TS&W PORTFOLIOS
-------------------------------------------------------------------------------

  value. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments that have re-maining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available are stated at fair value following procedures approved by the Board of Directors.

    2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    The TS&W International Equity Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The TS&W International Equity Port-folio accrues and applies such taxes to net investment income, net real-ized gains and net unrealized gains as income and/or capital gains are earned.

    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued inter-est. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to deter-mine the adequacy of the collateral. In the event of default on the obli-gation to repurchase, the Portfolio has the right to liquidate the collat-eral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, real-ization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

    4. FOREIGN CURRENCY TRANSLATION: The books and records of the TS&W In-ternational Equity Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign cur-rency are translated into U.S. dollars on the date of valuation. The TS&W International Equity Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign ex-change

UAM FUNDS                                                   THE TS&W PORTFOLIOS
-------------------------------------------------------------------------------

  rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transac-tions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment in-come and foreign withholding taxes recorded on the TS&W International Eq-uity Portfolio's books and the U.S. dollar equivalent amounts actually re-ceived or paid.

    5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The TS&W International Equity Portfolio may enter into forward foreign currency exchange con-tracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward cur-rency contract is an agreement between two parties to buy and sell cur-rency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the TS&W International Equity Portfolio as unrealized gain or loss. The TS&W International Equity Portfolio recog-nizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise from the unantici-pated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the con-tracts, if any, at the date of default.

    6. DISTRIBUTIONS TO SHAREHOLDERS: The TS&W Equity Portfolio will nor-mally distribute substantially all of its net investment income quarterly. The TS&W Fixed Income Portfolio will normally distribute substantially all of its net investment income monthly. The TS&W International Equity Port-folio will normally distribute substantially all of its net investment in-come annually. Any realized net capital gains in the Portfolios will be distributed annually. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments for for-eign currency

UAM FUNDS                                                   THE TS&W PORTFOLIOS
-------------------------------------------------------------------------------

  transactions, paydown gain (loss), REIT return of capital and for the tim-ing of the recognition of gains or losses on investments.

    Permanent book and tax basis differences resulted in reclassifications as follows:

                                            UNDISTRIBUTED  ACCUMULATED
                                            NET INVESTMENT NET REALIZED PAID IN
   TS&W PORTFOLIOS                              INCOME         GAIN     CAPITAL
   ---------------                          -------------- ------------ -------
   Equity..................................   $(126,918)     $ 54,212   $72,706
   Fixed Income............................      (6,882)       16,079    (9,197)
   International Equity....................    (328,448)      328,448       --

    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

    7. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the TS&W International Equity Portfolio is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Dis-counts and premiums on securities purchased are amortized using the effec-tive yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Port-folio are shown gross of expense offsets, if any, for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Thompson, Siegal & Walmsley, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to each Portfolio at a fee calculated at an annual rate of average daily net assets for the month, as follows.

TS&W PORTFOLIOS                                                            RATE
---------------                                                            -----
Equity.................................................................... 0.75%
Fixed Income.............................................................. 0.45%
International Equity...................................................... 1.00%

  C. ADMINISTRATIVE SERVICES: UAM Funds Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative,

UAM FUNDS                                                   THE TS&W PORTFOLIOS
-------------------------------------------------------------------------------

fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agree-ment"). The Administrator has entered into a Mutual Funds Service Agreement (the "Mutual Funds Service Agreement") with Chase Global Funds Services Com-pany ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides certain services including, but not limited to, administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services.

  Pursuant to the Agreement, each Portfolio pays the Administrator a two part monthly fee:
  --a Portfolio-specific monthly fee of 0.06%, 0.04% and 0.06% per annum of the average daily net assets of the TS&W Equity, TS&W Fixed Income and TS&W International Equity Portfolios, respectively, which is retained by the Administrator.
  --a sub-administration fee (the "Sub-Administration Fee") which the Admin-istrator in turn pays to CGFSC on a monthly basis, calculated as 0.19% of the first $200 million of the combined aggregate net assets of the UAM Funds; plus 0.11% of the next $800 million of the combined aggregate net assets of the UAM Funds; plus 0.07% of the next $2 billion of the combined aggregate net assets of the UAM Funds; plus 0.05% of the com-bined aggregate net assets of the UAM Funds in excess of $3 billion. The Sub-Administration Fee is allocated among the portfolios of the UAM
    Funds on the basis of their relative net assets and is subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000 over the same period.

  Effective October 23, 1998, the Mutual Funds Service Agreement with CGFSC was revised to exclude dividend disbursing, shareholder servicing and transfer agent services. Pursuant to the revised Mutual Funds Service Agreement, the Sub-Administration Fee paid by each Portfolio to the Administrator and in turn paid to CGFSC is calculated as a base fee per Portfolio of $52,500 annually plus $7,500 annually for each additional class of shares; plus 0.039% of the net assets of each Portfolio. Certain portfolios which commenced operations after October 1, 1997 have a base fee of $39,500 for a period of twelve months, which increases to $52,500 annually once the twelve months have ex-pired.

  For the year ended October 31, 1998, UAM Funds Services, Inc. earned the following amounts from each Portfolio as Administrator and paid the following to CGFSC for its services as Sub-Administrator:

UAM FUNDS                                                   THE TS&W PORTFOLIOS
-------------------------------------------------------------------------------


                                                     ADMINISTRATION PORTION PAID
TS&W PORTFOLIOS                                           FEES        TO CGFSC
---------------                                      -------------- ------------
Equity..............................................    $160,193      $97,607
Fixed Income........................................     114,616       82,844
International Equity................................     188,363      113,008

  Also, effective October 23, 1998, dividend disbursing and transfer agent services were sub-contracted to DST Systems, Inc. and shareholder servicing has been sub-contracted to UAM Shareholder Service Center, Inc., an affiliate of UAM. The portfolios pay dividend disbursing, transfer agent and shareholder servicing fees to the Administrator who in turn pays them to DST Systems, Inc. and UAM Shareholder Services Center, Inc., as appropriate. For the year ended October 31, 1998, the TS&W Equity, TS&W Fixed Income and TS&W International Equity Portfolios incurred $268, $254 and $332, respectively, in shareholder servicing fees with UAM Shareholder Service Center, Inc. This fee is based on the number of classes of shares and shareholder accounts.

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolios' as-sets and the assets are held in accordance with the custodian agreement. As part of the custodian agreement, the custodian bank has a lien on the securi-ties of the portfolios to cover any advances made by the custodian to the portfolios. At October 31, 1998, the payable to the custodian bank represents the amount due for cash advanced for the settlement of security transactions for the TS&W International Equity Portfolio.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The distributor does not receive any fee or other compensation with respect to the Portfolios.

  F. ACCOUNT SERVICES: The UAM Funds have entered into an Account Services Agreement with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Pro-vider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides partici-pant record keeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

  G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended plus reimbursement of expenses in-curred in

UAM FUNDS                                                   THE TS&W PORTFOLIOS
-------------------------------------------------------------------------------

attending Board meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

  H. PURCHASES AND SALES: For the year ended October 31, 1998, the purchases and sales of investment securities other than long-term U.S. Government and short-term securities were:

TS&W PORTFOLIOS                                           PURCHASES     SALES
---------------                                          ----------- -----------
Equity.................................................. $54,724,967 $60,415,652
Fixed Income............................................  23,285,366   5,338,552
International Equity....................................  30,961,783  44,228,767

  Purchases and sales of long-term U.S. Government securities were $15,524,648 and $28,054,542 respectively, for the TS&W Fixed Income Portfolio. There were no purchases or sales of long-term U.S. Government securities for the TS&W Eq-uity Portfolio and the TS&W International Equity Portfolio.

  I. LINE OF CREDIT: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to par-ticipate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capi-tal shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each cal-endar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1998, the Portfolios had no borrowings under the agreement.

  J. OTHER: At October 31, 1998, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                             NO. OF        %
TS&W PORTFOLIOS                                           SHAREHOLDERS OWNERSHIP
---------------                                           ------------ ---------
Equity...................................................       2          23%

  At October 31, 1998, the net assets of the TS&W International Equity Portfo-lio were substantially comprised of foreign denominated securities and/or cur-rency. Changes in currency exchange rates will affect the value of and invest-ment income from such securities and currency. Foreign security and currency transactions may involve certain considerations and risks not typically asso-ciated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly

UAM FUNDS                                                   THE TS&W PORTFOLIOS
-------------------------------------------------------------------------------

lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

  At October 31, 1998, the TS&W International Equity Portfolio had available a capital loss carryover for Federal income tax purposes of approximately $1,499,000 which will expire on October 31, 2006. For the year ended October 31, 1998, the TS&W Fixed Income Portfolio utilized capital loss carryover for Federal income tax purposes of approximately $96,000.

  K. SUBSEQUENT EVENTS: UAM Retirement Plan Services, Inc. will no longer pro-vide services pursuant to the Account Services Agreement, effective at the close of business December 31, 1998.

UAM FUNDS                                                   THE TS&W PORTFOLIOS
-------------------------------------------------------------------------------

 REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
TS&W Equity Portfolio
TS&W Fixed Income Portfolio
TS&W International Equity Portfolio

In our opinion, the accompanying statements of assets and liabilities, includ-ing the portfolios of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TS&W Equity Portfolio, TS&W Fixed Income Portfolio, and TS&W International Equity Portfolio (the "Portfolios"), Portfolios of the UAM Funds, Inc., at October 31, 1998, and the results of each of their operations, the changes in each of their net assets and the fi-nancial highlights for the periods indicated, in conformity with generally ac-cepted accounting principles. These financial statements and financial high-lights (hereafter referred to as "financial statements") are the responsibil-ity of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reason-able assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence support-ing the amounts and disclosures in the financial statements, assessing the ac-counting principles used and significant estimates made by management, and evaluating the overall financial statements presentation. We believe that our audits, which included conformation of securities at October 31, 1998 by cor-respondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 1998

UAM FUNDS                                                   THE TS&W PORTFOLIOS
-------------------------------------------------------------------------------


FEDERAL INCOME TAX INFORMATION (UNAUDITED)

At October 31, 1998, each Portfolio hereby designates the following amount as long-term capital gain dividends for the purpose of the dividend paid deduc-tion on its federal income tax return.

                                                            28% TAX    20% TAX
TS&W PORTFOLIO                                              BRACKET    BRACKET
--------------                                             ---------- ----------
Equity.................................................... $5,984,701 $8,253,058
International Equity......................................  2,523,237        --

For the year ended October 31, 1998, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders for the TS&W Equity Portfolio was 68.3%.

Foreign taxes accrued during the fiscal year ended October 31, 1998, amounted to $185,762 for the TS&W International Portfolio and are expected to be passed through to shareholders as foreign tax credits on Form 1099-Dividend for the year ending December 31, 1998, which shareholders of the Portfolio will re-ceive in late January 1999. In addition, for the year ended October 31, 1998, gross income derived from sources within foreign countries amounted to $1,906,399 for the TS&W International Equity Portfolio. For the Year ended Oc-tober 31, 1998, the percentage of income earned from direct Treasury obliga-tions for TS&W Fixed Income Portfolio was 65.3%.

UAM FUNDS                                                    THE TS&W PORTFOLIOS
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer                        William H. Park
Director, President and Chairman        Vice President


John T. Bennett, Jr.                    Michael E. DeFao
Director                                Secretary


Nancy J. Dunn                           Gary L. French
Director                                Treasurer


Philip D. English                       Robert R. Flaherty
Director                                Assistant Treasurer


William A. Humenuk                      Michael J. Leary
Director                                Assistant Treasurer


Peter M. Whitman, Jr.                   Michelle Azrialy
Director                                Assistant Secretary
--------------------------------------------------------------------------------
UAM FUNDS
P.O. Box 419081
Kansas City, MO 64141-6081
(toll free)
1-877-UAM-LINK (826-5465)

INVESTMENT ADVISER
Thompson, Siegel & Walmsley, Inc.
5000 Monument Avenue
Richmond, VA 23230-0883

DISTRIBUTOR
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                         This report has been prepared for
                                         shareholders and may be distributed
                                         to others only if preceded or
                                         accompanied by a current prospectus.